EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Heat Biologics, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)

the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2019

	By:	/s/ Robert Jakobs
Name: Robert Jakobs
Title: Vice President of Finance
(Principal Financial and Accounting Officer)